EXHIBIT 24.1

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ FREDERICK A. BALL
Signature

Frederick A. Ball

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ EDWARD C. GRADY
Signature

Edward C. Grady

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ RICHARD J. FAUBERT
Signature

Richard J. Faubert

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ BARRY L. HARMON
Signature

Barry L. Harmon

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ W. ARTHUR PORTER
Signature

W. Arthur Porter

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ GERALD F. TAYLOR
Signature

Gerald F. Taylor

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ KEITH L. THOMSON
Signature

Keith L. Thomson

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ JON D. TOMPKINS
Signature

Jon D. Tompkins

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ ROBERT R. WALKER
Signature

Robert R. Walker

POWER OF ATTORNEY

(2004 Stock Incentive Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,630,388 shares of Electro Scientific Industries, Inc. common stock available under Electro Scientific Industries, Inc.’s 1989 Stock Option Plan, as amended, 1996 Stock Incentive Plan, 2000 Stock Option Plan, and the 2000 Stock Option Incentive Plan (the “Prior Plans”), plus any shares of common stock that may subsequently become available through the expiration, termination, forfeiture, or cancellation of outstanding grants under the Prior Plans, and reserved for issuance under the Electro Scientific Industries, Inc. 2004 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 5, 2008

/s/ NICHOLAS KONIDARIS
Signature

Nicholas Konidaris